                                                                    EXHIBIT 99.3


            CERTIFICATE OF VOTING POWERS, DESIGNATIONS, PREFERENCES
             AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL
                   RIGHTS AND QUALIFICATIONS, LIMITATIONS AND
                  RESTRICTIONS THEREOF OF THE 8 1/2% SERIES I
                             CUMULATIVE CONVERTIBLE
                          EXCHANGEABLE PREFERRED STOCK
                                       OF
                        CABLEVISION SYSTEMS CORPORATION

                           __________________________


                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                           __________________________


     I, William J. Bell, Vice Chairman of Cablevision Systems Corporation (the "corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, DO HEREBY CERTIFY:

     That, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation as amended of said corporation, said Board of Directors, at a meeting duly called and held on November 6, 1995, adopted a resolution providing for the issuance of One Million Three Hundred and Eighty Thousand (1,380,000) authorized shares of 8 1/2% Series I Cumulative Convertible Exchangeable Preferred Stock ("Series I Preferred Stock"), which resolution is as follows:

     WHEREAS, the Board of Directors of the corporation (the "Board of Directors") is authorized, within the limitations and restrictions stated in the Certificate of Incorporation, as amended, to fix by resolution or resolutions the designation of each series of preferred stock and the powers, designations, preferences and relative participating, optional or other rights, if any, or the qualifications, limitations or restrictions thereof, including, without limiting the generality of the foregoing, such provisions as may be desired concerning voting, redemption, dividends, dissolution or the distribution of assets, conversion or exchange, and such other subjects or matters as may be fixed by resolution or resolutions of the Board of Directors under the General Corporation Law of Delaware; and
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                                       2


     WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of preferred stock and the number of shares constituting such series;

     NOW, THEREFORE, BE IT RESOLVED, that there is hereby authorized such series of preferred stock on the terms and with the provisions herein set forth:


I.  Certain Definitions.
    -------------------

     As used herein, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

          "Additional Preferred Stock" has the meaning specified in Article Fourth of the corporation's Certificate of Incorporation.

          "ASE" means the American Stock Exchange.

          "Board of Directors" means the Board of Directors of the corporation.

          "Business Day" means a day other than a Saturday, Sunday, national or New York State holiday or other day on which commercial banks in New York City are authorized or required by law to close.

          "Capital Stock" means any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock.

          "Change of Control" with respect to the corporation shall be deemed to have occurred in the event that (A) any Person, or group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than Dolan, becomes entitled to elect a majority of the Board of Directors; (B) any Person, or group (within the meaning of Rule 13d-5(b)(1) under the Exchange
     Act), other than Dolan, is or becomes the beneficial owner (as defined in
     Section 13(d) of the Exchange Act and the rules promulgated thereunder), directly or indirectly, of shares representing 50% or more of the outstanding voting power of the corporation; (C) a transaction or an event occurs in connection with which 66-2/3% or more of the aggregate outstanding amount of Common Stock shall be exchanged for, converted into, acquired for or constitutes solely the right to receive, cash, securities of an entity other than the corporation or any of its subsidiaries, property or other assets (whether by means of an exchange offer, tender offer, consolidation, merger (other than a holding company reorganization or a change of domicile merger), combination or similar transaction);

     or (D) there occurs the conveyance, sale, lease, assignment, transfer or other disposal of (but excluding any mortgage or pledge of, or other grant of a security interest in) all or substantially all of the corporation's property, business or assets; provided, however, that a Change of Control will not be deemed to have occurred with respect to either of the following transactions or events (unless the Company shall have elected in the context of a specific transaction or event that such transaction or event shall constitute a Change of Control): (a) any transaction or event in which more than 50% (by value as determined in good faith by the Board of Directors) of the consideration received by holders of Class A Common Stock consists of Marketable Stock, or (b) any consolidation or merger of the corporation in which the holders of Common Stock immediately prior to such transaction own, directly or indirectly, (i) 50% or more of the common equity securities of the sole surviving entity (or of the ultimate parent of such sole surviving entity) outstanding at the time immediately after such consolidation or merger and (ii) securities representing 50% or more of the combined voting power of the surviving entity's voting power (or the voting power of the ultimate parent of such surviving entity) outstanding at such time. If a conveyance, sale, lease, assignment, transfer or other disposal of all or substantially all of the corporation's property, business or assets occurs and the consideration, including Marketable Stock, received by the corporation is not subsequently distributed to the holders of Class A Common Stock, a Change of Control shall be deemed to have occurred.

          "Class A Common Stock" means the Class A Common Stock, par value $.01 per share, of the corporation.

          "Class B Common Stock" means the Class B Common Stock, par value $.01 per share, of the corporation.

          "Closing Price" means, for each Trading Day, the last reported sale price regular way on the ASE (or, if the ASE is not the principal national securities exchange on which the Class A Common Stock is listed or admitted for trading, on such other national securities exchange or, if the Class A Common Stock is not so listed or admitted for trading on the ASE or any other national securities exchange, on the NASDAQ National Market System or, if the Class A Common Stock is not quoted on the NASDAQ National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the corporation for that purpose).

          "Common Stock" means the Class A Common Stock and the Class B Common Stock and any other class of common stock hereafter authorized by the corporation from time to time.

          "Conversion Agent" has the meaning specified in Section IX(A) hereof.

          "Conversion Date" has the meaning specified in Section IX(A) hereof.

          "Conversion Price" has the meaning specified in Section IX(A) hereof.

          "corporation" means Cablevision Systems Corporation.

          "Dividend Payment Date" means each January 1, April 1, July 1 and October 1 of each year on which dividends shall be paid or are payable, any Redemption Date and any other date on which dividends in arrears may be paid.

          "Dividend Period" means the Initial Dividend Period and, thereafter, each Quarterly Dividend Period.

          "Dividend Record Date" means, with respect to the dividend payable on each Dividend Payment Date, the close of business on the fifteenth day immediately preceding such Dividend Payment Date, or such other record date as may be designated by the Board of Directors with respect to the dividend payable on such Dividend Payment Date; provided, however, that such record date may not be more than 60 days or less than ten days prior to such Dividend Payment Date.

          "Dolan" shall mean Mr. Charles F. Dolan, his spouse, his descendants or any spouse of any such descendants, and trusts for the benefit of, inter alia, him, his spouse, his descendants or any spouse of any such descendants, and any estate, testamentary trust, or executor, administrator, conservator or legal or personal representative of any of the foregoing, or any partnership, limited liability company, corporation or similar entity all the owners of which are comprised of one or more of the foregoing.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exchange Date" has the meaning specified in Section VIII(A) hereof.

          "Exchange Debentures" shall mean the 8 1/2% Convertible Subordinated Debentures due 2007 of the corporation into which shares of the Series I Preferred Stock are exchangeable at the option of the corporation.

          "Exchange Indenture" has the meaning specified in Section VII(D) hereof.

          "Exchange Notice" has the meaning specified in Section VIII(A) hereof.
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                                       5

          "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy. In determining Fair Market Value for purposes of subsection (d) of Section IX(A) in the event of the Rainbow Spin-off, if the securities being distributed to the holders of Class A Common Stock in the Rainbow Spin-off are expected to be publicly traded, the determination of Fair Market Value by the Board of Directors shall be based on the expected fully distributed public market value of such securities.

          "Holder" means a registered holder of shares of Series I Preferred Stock.

          "Initial Dividend Period" means the dividend period commencing on and including the Original Issue Date and ending on and including December 31, 1995.

          "Junior Securities" has the meaning specified in Section III(A)(i) hereof.

          "Liquidation Preference" means the Original Liquidation Preference, plus an amount equal to all accrued and unpaid dividends from and after the Dividend Payment Date on which such dividends were to be paid. The Liquidation Preference of a share of Series I Preferred Stock will increase by the amount of dividends that accrue on such share on a Dividend Payment Date and will decrease only to the extent such dividends are actually paid, all as provided in Section IV hereof. Notwithstanding the foregoing, in determining the amount to be paid on a Redemption Date or Exchange Date, Liquidation Preference shall not be deemed to include any dividends to the extent such dividends are to be paid on such date in accordance with the requirements of this Certificate of Designations.

          "Market Value" of the Class A Common Stock in the event of a Change of Control, means the average of the Closing Prices of the Class A Common Stock for the five Trading Days ending on the last Business Day preceding the date of the Change of Control. For purposes of the definition of Market Value, the date of the Change of Control shall be deemed to be the later of the date of occurrence of the Change of Control or the tenth Trading Day after the first public announcement thereof.

          "Marketable Stock" means common equity securities of (i) any entity that is the successor to all or substantially all of the business or assets of the corporation as a result of a Change of Control (or the ultimate parent of such successor) or (ii) a wholly-owned subsidiary of the corporation, which in the case of either clause (i) or (ii) is (or will, upon distribution thereof, be) listed or quoted on the ASE or another national securities exchange or the NASDAQ National Market System or any similar
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                                       6

     system of automated dissemination of quotation of securities prices in the United States.

          "Optional Redemption Price" has the meaning set forth in Section VI(A)(i) hereof.

          "Original Issue Date" means the date on which shares of Series I Preferred Stock were first issued by the corporation.

          "Original Liquidation Preference" means $250 per share of Series I Preferred Stock.

          "Parity Securities" has the meaning specified in Section III(A)(ii) hereof.

          "Person" means any individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

          "Quarterly Dividend Period" means the quarterly period commencing on and including a Dividend Payment Date and ending on and including the day immediately preceding the next subsequent Dividend Payment Date.

          "Rainbow Spin-off" means the payment of any dividend by the corporation or the making by the corporation of any other distribution or the consummation of an exchange offer, or any combination of the foregoing, which results in all or a portion of the capital stock of Rainbow Programming Holdings, Inc. or any successor to the assets or equity interests thereof, or of another entity, holding only assets that were held by Rainbow Programming Holdings, Inc. immediately prior to the acquisition thereof by such entity, being held by all or any portion of the shareholders of the corporation.

          "Redemption Date" has the meaning specified in Section VI(B)(i)(d) hereof.

          "Redemption Notice" has the meaning specified in Section VI(B)(i) hereof.

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Senior Securities" has the meaning specified in Section III(A)(iii) hereof.

          "Series C Preferred Stock" means the Series C Cumulative Preferred Stock of the corporation.

          "Series D Preferred Stock" means the Series D Cumulative Preferred Stock of the corporation.

          "Series G Preferred Stock" means the 11 3/4% Series G Redeemable Exchangeable Preferred Stock of the corporation.

          "Series H Preferred Stock" means the 11 3/4% Series H Redeemable Exchangeable Preferred Stock of the corporation to be established and issued in exchange for shares of the Series G Preferred Stock.

          "Special Conversion Exercise Period" means the period commencing on the date of the mailing of a notice by the corporation that a Change of Control has occurred and ending on the 45th day after such mailing or, if such 45th day is not a Business Day, ending on the next succeeding Business Day.

          "Special Conversion Notice" has the meaning specified in Section IX(B)(2) hereof.

          "Special Conversion Termination Date" means the last day of the Special Conversion Exercise Period.

          "Special Conversion Price" means the greater of the Market Value of the Class A Common Stock and $34.58 per share (which amount, each time the then prevailing Conversion Price shall be adjusted as provided elsewhere herein, shall likewise be adjusted so that the ratio of such dollar amount to the then prevailing Conversion Price, after giving effect to any such adjustment, shall always be the same as the ratio of $34.58 to the initial Conversion Price (without giving effect to any adjustment)).

          "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than fifty percent (50%) of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof.

          "Trading Day" means any day on which the ASE or other applicable stock exchange or market is open for business.
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                                       8

          "Transfer Agent" means Harris Trust and Savings Bank or any successor transfer agent.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

          "Trustee" means The Bank of New York, as Trustee under the Exchange Indenture, or any successor Trustee appointed in accordance with the terms of the Exchange Indenture.

          "Voting Rights Triggering Event" has the meaning specified in Section VII(G)(i) hereof.


II.  Designation.
     -----------

          The series of preferred stock authorized hereunder shall be designated as the "8 1/2% Series I Cumulative Convertible Exchangeable Preferred Stock". The number of shares constituting such series shall be 1,380,000, the par value of the Series I Preferred Stock shall be $.01 per share of Series I Preferred Stock, and the initial liquidation preference of the Series I Preferred Stock shall be $250 per share.


III. Ranking.
     -------

          The Series I Preferred Stock shall rank, with respect to dividends and distributions upon the liquidation, dissolution and winding-up of the corporation:

          (i) senior to all classes or series of Common Stock of the corporation and any Capital Stock, including any series of Additional Preferred Stock hereafter created by the Board of Directors, the terms of which Capital Stock or Additional Preferred Stock do not expressly provide that it ranks senior to or on a parity with the Series I Preferred Stock as to dividends and distributions upon liquidation, dissolution and winding-up of the corporation (collectively referred to as "Junior Securities");

          (ii) on a parity with the Series C Preferred Stock, the Series D Preferred Stock, the Series G Preferred Stock, the Series H Preferred Stock and any Capital Stock, including any series of Additional Preferred Stock hereafter created by the Board of Directors, the terms of which expressly provide that it ranks on a parity with the Series I Preferred Stock as to dividends and distributions upon the liquidation, dissolution and winding-up of the corporation (collectively referred to as "Parity Securities"); and
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                                       9

          (iii) junior to any Capital Stock, including any series of Additional Preferred Stock hereafter created by the Board of Directors, the terms of which expressly provide that it ranks senior to the Series I Preferred Stock as to dividends and distributions upon the liquidation, dissolution and winding-up of the corporation ("Senior Securities").


IV.  Dividends.
     ---------

          (A) Beginning on the Original Issue Date, Holders shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, cash dividends on each outstanding share of Series I Preferred Stock, at a rate per annum equal to 8 1/2% of the Liquidation Preference per share of the Series I Preferred Stock, payable with respect to each Dividend Period. All dividends shall be cumulative and shall be payable in arrears for each Dividend Period on each Dividend Payment Date, commencing on January 1, 1996.

          (B) Each dividend paid on the Series I Preferred Stock shall be payable to Holders of record as their names shall appear in the stock ledger of the corporation on the Dividend Record Date for such dividend, except that dividends in arrears for any past Dividend Payment Date may be declared and paid at any time without reference to such regular Dividend Payment Date to Holders of record on a later dividend record date determined by the Board of Directors.

          (C) Dividends shall cease to accumulate in respect of shares of Series I Preferred Stock on the day prior to the Exchange Date or on the day prior to the Redemption Date with respect thereto, unless the corporation shall have failed to issue the appropriate aggregate principal amount of Exchange Debentures in respect of the Series I Preferred Stock on the Exchange Date or shall have failed to pay the Optional Redemption Price on the Redemption Date with respect to such shares of Series I Preferred Stock.

          (D) All dividends paid with respect to shares of the Series I Preferred Stock shall be paid pro rata to the Holders entitled thereto based upon the number of shares of Series I Preferred Stock held by each such Holder on the relevant Dividend Record Date.

          (E) No full dividends shall be declared by the Board of Directors or paid or funds set apart for payment by the corporation on the Series I Preferred Stock or any Parity Securities for any period unless full cumulative dividends have been or contemporaneously are declared and paid, or declared and a sum set apart sufficient for such payment, on the Series I Preferred Stock and any Parity Securities for all dividend periods terminating on or prior to the date of payment of such full dividends on the Series I Preferred Stock or such Parity Securities. If any dividends are not paid in full, as aforesaid, upon the shares of the

Series I Preferred Stock and any other Parity Securities, all dividends declared upon shares of the Series I Preferred Stock and any other Parity Securities shall be declared pro rata so that the amount of dividends declared per share on the Series I Preferred Stock and such Parity Securities shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the Series I Preferred Stock and such Parity Securities bear to each other. Except as contemplated herein, no interest or additional dividends, or sum of money in lieu of interest or additional dividends, shall be payable in respect of any dividend payment or payments on the Series I Preferred Stock or any other Parity Securities which may be in arrears.

          (F) So long as any shares of the Series I Preferred Stock are outstanding, except with respect to (i) any conversion of Class B Common Stock into Class A Common Stock, (ii) prior to November 1, 2000, the occurrence of the Rainbow Spin-off, (iii) repurchases of Common Stock, or warrants, rights, calls or options exercisable for or convertible into Common Stock, issued under the corporation's stock incentive programs, and (iv) dividends or distributions payable in kind in additional shares of, or warrants, rights, calls or options exercisable for or convertible into additional shares of, Junior Securities, the corporation shall not declare, pay or set apart for payment any dividend on any Junior Securities (except dividends on Junior Securities payable in additional shares of Junior Securities), or make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the purchase, redemption or other retirement of, any of the Junior Securities or any warrants, rights, calls or options exercisable for or convertible into any of the Junior Securities, and shall not permit any corporation or other entity directly or indirectly controlled by the corporation to purchase or redeem any of the Junior Securities or any warrants, rights, calls or options exercisable for or convertible into any of the Junior Securities, unless prior to or concurrently with such declaration, payment, setting apart for payment, purchase, redemption or distribution, as the case may be, all accrued and unpaid dividends on shares of the Series I Preferred Stock not paid on the dates provided for in Section IV(A) hereof (and, to the extent previously due but not yet paid, any and all redemption payments on the Series I Preferred Stock) shall have been or are concurrently being paid.

          (G) Dividends payable on shares of the Series I Preferred Stock for any period less than a year shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in the period for which payable. If any Dividend Payment Date occurs on a day that is not a Business Day, any accrued dividends otherwise payable on such Dividend Payment Date shall be paid on the next succeeding Business Day.
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                                       11

V.   Payment on Liquidation.
     ----------------------

          (A) Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the corporation, Holders will be entitled to receive out of the assets of the corporation available for distribution to the holders of its Capital Stock, whether such assets are capital, surplus or earnings, an amount in cash equal to the Liquidation Preference, before any payment shall be made or any assets distributed to the holders of any of the Junior Securities. Except as set forth in the preceding sentence, Holders shall not be entitled to any distribution in the event of voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the corporation. If upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the corporation, the assets of the corporation are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of the Series I Preferred Stock and all Parity Securities, then the holders of all such shares shall share equally and ratably in any distribution of assets in proportion to the full liquidation preferences, determined as of the date of such voluntary or involuntary liquidation, dissolution or winding-up, to which they are entitled.

          (B) For the purposes of this Section V only, neither the sale, lease, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the corporation nor the consolidation or merger of the corporation with or into one or more corporations shall be deemed to be a liquidation, dissolution or winding-up of the affairs of the corporation.


VI.  Redemption.
     ----------

          (A) Optional Redemption.  (i)  The corporation may, at its option,
              -------------------
redeem (subject to contractual and other restrictions with respect thereto and the legal availability of funds therefor), at any time after November 1, 1999, from any source of funds legally available therefor, in whole or in part, in the manner provided in Section VI(B) hereof, any or all of the shares of the Series I Preferred Stock, at the redemption prices (expressed as a percentage of the Liquidation Preference thereof) set forth below plus an amount in cash equal to all accumulated and unpaid dividends per share for the period from the Dividend Payment Date immediately prior to the Redemption Date to the day prior to the Redemption Date) (the "Optional Redemption Price"), if redeemed during the 12-month period beginning November 1 of the years indicated:


                    Year                     Percentage
                    ----                     ----------

                    1999.................       102.8%
                    2000.................       101.4
                    2001 and thereafter..       100.0

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                                       12

          (ii) In the event of a redemption pursuant to this Section VI(A) of only a portion of the then outstanding shares of Series I Preferred Stock, the corporation shall effect such redemption pro rata according to the number of shares held by each Holder of such Series I Preferred Stock or by lot, as determined by the corporation, except that the corporation may redeem such shares held by any Holders of fewer than 100 shares (or shares held by Holders who would hold less than 100 shares as a result of such redemption), as determined by the corporation in its sole discretion.

          (B) Procedure for Redemption.  (i)  Not more than sixty (60) and not
              ------------------------
less than thirty (30) days prior to the date fixed for any redemption of the Series I Preferred Stock, written notice (the "Redemption Notice") shall be given by first-class mail, postage prepaid, to each Holder of record of shares to be redeemed on the record date fixed for such redemption of the Series I Preferred Stock at such Holder's address as the same appears on the stock ledger of the corporation, provided, however, that no failure to give such notice nor any deficiency therein shall affect the validity of the procedure for the redemption of any shares of Series I Preferred Stock to be redeemed except as to the Holder or Holders to whom the corporation has failed to give such notice or except as to the Holder or Holders whose notice was defective. The Redemption Notice shall state:

               (a)  the Optional Redemption Price;

               (b) whether all or less than all the outstanding shares of the Series I Preferred Stock are to be redeemed and the total number of shares of such Series I Preferred Stock being redeemed;

               (c) the number of shares of Series I Preferred Stock held by the Holder that the corporation intends to redeem;

               (d) the date fixed for redemption (the "Redemption Date");

               (e) that the Holder is to surrender to the corporation, at the place or places, which shall be designated in such Redemption Notice, its certificates representing the shares of Series I Preferred Stock to be redeemed;

               (f) that dividends on the shares of the Series I Preferred Stock to be redeemed shall cease to accrue on the day prior to such Redemption Date unless the corporation defaults in the payment of the Optional Redemption Price; and

               (g) the name of any bank or trust company performing the duties referred to in Section VI(B)(v) below.

          (ii) On or before the Redemption Date, each Holder of Series I Preferred Stock to be redeemed shall surrender the certificate or certificates representing such shares of Series I Preferred Stock to the corporation, in the manner and at the place designated in the Redemption Notice, and on the Redemption Date the full Optional Redemption Price for such shares shall be payable in cash to the Person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be returned to authorized but unissued shares. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

          (iii) Unless the corporation defaults in the payment in full of the Optional Redemption Price, dividends on the Series I Preferred Stock called for redemption shall cease to accumulate on the day prior to the Redemption Date, and the Holders of such shares shall cease to have any further rights with respect thereto on the Redemption Date, other than the right to receive the Optional Redemption Price, without interest.

          (iv) If a Redemption Notice shall have been duly given, and if, on or before the Redemption Date specified therein, all funds necessary for such redemption shall have been set aside by the corporation, separate and apart from its other funds, in trust for the pro rata benefit of the Holders of the Series I Preferred Stock called for redemption so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, all shares so called for redemption shall no longer be deemed outstanding, and all rights with respect to such shares shall forthwith on such Redemption Date cease and terminate, except only the right of the Holders thereof to receive the amount payable on redemption thereof, without interest.

          (v) If a Redemption Notice shall have been duly given or if the corporation shall have given to the bank or trust company hereinafter referred to irrevocable authorization promptly to give such notice, and if on or before the Redemption Date specified therein the funds necessary for such redemption shall have been deposited by the corporation with such bank or trust company in trust for the pro rata benefit of the Holders of the Series I Preferred Stock called for redemption, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, from and after the time of such deposit, all shares so called, or to be so called pursuant to such irrevocable authorization, for redemption shall no longer be deemed to be outstanding and all rights with respect of such shares shall forthwith cease and terminate, except only the right of the Holders thereof to receive from such bank or trust company at any time after the time of such deposit the funds so deposited, without interest, and the right of the Holders thereof to convert such shares as provided in Section IX hereof to and including the fifth Business Day preceding the date fixed for redemption. The aforesaid bank or trust company shall be organized and in good standing under the laws of the United States of America or of the State of New York, shall be doing business in the Borough of

Manhattan, The City of New York, shall have capital, surplus and undivided profits aggregating at least $100,000,000 according to its last published statement of condition, and shall be identified in the Redemption Notice. Any interest accrued on such funds shall be paid to the corporation from time to time. Any funds so set aside or deposited, as the case may be, in respect of shares of the Series I Preferred Stock that are subsequently converted shall be promptly returned to the corporation. Any funds so set aside or deposited, as the case may be, and unclaimed at the end of three years from such Redemption Date shall, to the extent permitted by law, be released or repaid to the corporation, after which repayment the Holders of the shares so called for redemption shall look only to the corporation for payment thereof.

          (vi) In connection with any redemption of shares of Series I Preferred Stock, the corporation may arrange for the purchase and conversion of any such shares by an agreement with one or more investment bankers or other purchasers to purchase such shares by paying to the Holders or to the Conversion Agent in trust for such Holders, on or before the close of business on the day prior to the Redemption Date, an amount, in cash, not less than the Optional Redemption Price payable by the Company on redemption of such shares. Notwithstanding anything to the contrary contained herein, the obligation of the Company to pay the Optional Redemption Price of such shares of Series I Preferred Stock shall be satisfied and discharged to the extent such amount is so paid by such purchasers. Pursuant to such an agreement, any such shares of Series I Preferred Stock tendered by the Holders for redemption or not duly surrendered for conversion by such Holders shall be deemed acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Section IX(A) hereof) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the day prior to the Redemption Date, subject to payment of the above as aforesaid.


VII.           Voting Rights.
               -------------

          (A) Holders, except as otherwise required under Delaware law and as set forth in paragraphs (B) and (C) below, shall not be entitled or permitted to vote on any matter required or permitted to be voted upon by the stockholders of the corporation.

          (B) Without the approval of Holders of at least 66 2/3% of the shares of Series I Preferred Stock then outstanding, voting or consenting, as the case may be, as one class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting called for the purpose, the corporation will not (i) create, authorize or issue any Senior Securities or any warrants, rights, calls or options exercisable or exchangeable for or convertible into, or any obligations evidencing the right to purchase or acquire, any Senior Securities, including in connection with a merger, consolidation or other reorganization or (ii) reclassify any Junior Securities, Parity Securities or other outstanding Capital Stock of the corporation into any Senior Securities or any warrants, rights, calls or options exercisable or exchangeable for or convertible into, or any obligations evidencing the right to purchase or acquire, any Senior Securities.

          (C) Without the approval of Holders of at least 66 2/3% of the shares of Series I Preferred Stock then outstanding, voting or consenting, as the case may be, as one class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting called for the purpose, the corporation will not amend, modify or repeal this Certificate of Designations so as to affect adversely the specified designations, rights, preferences, privileges or voting rights of the Series I Preferred Stock. The authorization or consummation of a transaction which results in the Series I Preferred Stock being converted into or exchanged for or becoming shares of a resulting entity (as such term is defined in Section X) will not constitute an amendment, modification or repeal of this Certificate of Designations for purposes of this
Section VII.

          (D) Prior to the exchange of Series I Preferred Stock for Exchangeable Debentures, the corporation shall not amend or modify the indenture dated November 1, 1995, between the corporation and the Trustee for the Exchange Debentures, as supplemented by a supplemental indenture dated as of November 1, 1995 (as so supplemented, the "Exchange Indenture"), a copy of which is on file at the principal executive offices of the corporation, without the affirmative vote or consent of Holders of at least a majority of the shares of Series I Preferred Stock then outstanding, voting or consenting, as the case may be, as one class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting called for the purpose; provided that the corporation and the Trustee shall be permitted, without any vote or consent of the Holders, to effect any amendments to the Exchange Indenture that could have been effected under the Exchange Indenture without the consent of holders of Exchange Debentures if any Exchange Debentures were then outstanding.

          (E) The Holders of at least 66 2/3% of the shares of Series I Preferred Stock then outstanding, voting or consenting, as the case may be, as one class, whether voting in person or by proxy, either in writing or by resolution adopted at an annual or special meeting called for the purpose, may waive compliance with any provision of this Certificate of Designations.

          (F) Notwithstanding anything herein to the contrary, (i) the creation, authorization or issuance of any shares of any Parity Securities or Junior Securities or (ii) the increase or decrease in the amount of authorized Capital Stock of any class, including any preferred stock, shall not require the consent of the Holders and shall not be deemed to affect adversely the rights, preferences, privileges or voting rights of Holders.

          (G) (i) In the event that dividends on the Series I Preferred Stock are in arrears and unpaid for six Quarterly Dividend Periods (whether or not consecutive), then the number of directors constituting the Board of Directors shall be adjusted to permit the Holders of a majority of the shares of Series I Preferred Stock then outstanding, voting as one class, to elect one member of the Board of Directors of the corporation and a second member of the Board of Directors if the right to elect a second director is required by the ASE or any other national securities exchange on which the corporation elects to list the Class A Common Stock or by the requirements of the NASDAQ National Market System if the corporation elects to have the Class A Common Stock traded thereon. The foregoing event described herein is a "Voting Rights Triggering Event". Holders of a majority of the issued and outstanding shares of Series I Preferred Stock, voting as one class, shall thereupon have the exclusive right to elect one or two members of the Board of Directors, as the case may be, at any annual or special meeting of stockholders or at a special meeting of the Holders called as hereinafter provided.

          (ii) The right of the Holders to vote pursuant to Section VII(G)(i) to elect one or two members of the Board of Directors, as the case may be, as aforesaid, shall continue until such time as all accumulated dividends that are in arrears on the Series I Preferred Stock are paid in full, at which time the special right of the Holders to vote for the election of one or two directors, as the case may be, and the term of office of such director or directors elected by the Holders shall terminate, and the number of directors constituting the Board of Directors shall be reduced accordingly. At any time after voting power to elect one or two directors shall have become vested and be continuing in the Holders pursuant to Section VII(G)(i) hereof, or if a vacancy shall exist in the office of a director elected by the Holders, a proper officer of the corporation may, and upon the written request of the Holders of record of at least twenty percent (20%) of the shares of Series I Preferred Stock then outstanding addressed to the Secretary of the corporation shall, call a special meeting of the Holders for the purpose of electing the one or two directors, as the case may be, which such Holders are entitled to elect as herein provided. If such meeting shall not be called by a proper officer of the corporation within 20 days after personal service of such written request upon the Secretary of the corporation, or within 20 days after mailing the same within the United States by certified mail, addressed to the Secretary of the corporation at its principal executive offices, then the Holders of record of at least twenty percent (20%) of the outstanding shares of Series I Preferred Stock may designate in writing one of their number to call such meeting at the expense of the corporation, and such meeting may be called by the Person so designated upon the notice required for annual meetings of stockholders of the corporation and shall be held at the place for holding annual meetings of stockholders. Notwithstanding the provisions of this Section VII(G)(ii), no such special meeting shall be called if any such request is received less than 60 days before the date fixed for the next ensuing annual or special meeting of stockholders of the corporation. Any Holder so designated shall have access to the list of Holders entitled to attend the meeting pursuant to the provisions hereof.

          (iii) At any meeting held for the purpose of electing directors at which the Holders shall have the right, voting as one class, to elect one or two directors, as the case may be, as aforesaid, the presence in person or by proxy of the Holders of at least a majority of the outstanding Series I Preferred Stock shall be required to constitute a quorum.

          (H) (i) Any vacancy occurring in the office of a director elected by the Holders may be filled by the remaining director, if any, or otherwise by the departing director unless and until such vacancy shall be filled by the Holders.

          (ii) In any case in which the Holders shall be entitled to vote pursuant to this Section VII or pursuant to Delaware law, each Holder of shares of Series I Preferred Stock shall be entitled to one vote for each share of Series I Preferred Stock held.


VIII. Exchange.
      --------

          (A) The corporation may, at its option, on any Dividend Payment Date on or after January 1, 1998, exchange the shares of Series I Preferred Stock, in whole but not in part, for the Exchange Debentures issued pursuant to the Exchange Indenture (such date, the "Exchange Date"). Notwithstanding the foregoing, the corporation may not exercise such exchange option unless (i) all accrued and unpaid dividends in respect of shares of Series I Preferred Stock surrendered to the corporation upon exchange shall have been paid or (ii) the corporation has set aside funds to provide for the payment in full of such dividends. At least thirty (30) and not more than sixty (60) days prior to the date fixed for exchange, the corporation shall send a written notice (the "Exchange Notice") of exchange by mail to each Holder, which notice shall state:

               (a) that the corporation has elected to exchange the Series I Preferred Stock into Exchange Debentures pursuant to this Certificate of Designations;

               (b)  the Exchange Date;

               (c) that the Holder is to surrender to the corporation, at the place or places and in the manner designated in the Exchange Notice, its certificate or certificates representing the shares of Series I Preferred Stock;

               (d) that dividends on the shares of Series I Preferred Stock to be exchanged shall cease to accrue at the close of business on the day prior to the Exchange Date, whether or not certificates for shares of Series I Preferred Stock are surrendered for exchange on the Exchange Date, unless the corporation shall default in the delivery of Exchange Debentures; and

               (e) that interest on the Exchange Debentures shall accrue from the Exchange Date whether or not certificates for shares of Series I Preferred Stock are surrendered for exchange on the Exchange Date.

On the Exchange Date, if the conditions set forth in clauses (i) through (iv) below are satisfied and if the exchange is then permitted under the Exchange Indenture, the corporation shall issue Exchange Debentures in exchange for the Series I Preferred Stock as provided in the next paragraph, provided that on the Exchange Date: (i) there shall be legally available funds sufficient for the exchange to occur (including, without limitation, legally available funds sufficient therefor under Sections 160 and 170 (or any successor provisions), to the extent applicable, of the General Corporation Law of the State of Delaware;
(ii) the corporation shall have obtained a written opinion of counsel acceptable to the corporation that an exemption from the registration requirements of the Securities Act is available for such exchange, and such exemption is relied upon by the corporation for such exchange or, alternatively, that the Exchange Debentures have been registered thereunder; (iii) the Exchange Indenture and the Trustee shall have been qualified under the Trust Indenture Act or the corporation shall have obtained a written opinion of counsel that such qualification is not required; and (iv) immediately after giving effect to such exchange, no Default or Event of Default (each as defined in the Exchange Indenture) would exist under the Exchange Indenture. In the event that any of the conditions set forth in clauses (i) through (iv) of the preceding sentence are not satisfied on the Exchange Date, then no shares of Series I Preferred Stock shall be exchanged, and in order to effect an exchange as provided for in this Section VIII, the corporation shall be required to fix another date for the exchange and issue a new Exchange Notice.

          (B) Upon any exchange pursuant to Section VIII(A), Holders shall be entitled to receive a principal amount of Exchange Debentures equal to the Liquidation Preference of Series I Preferred Stock, plus an amount in cash equal to all accrued and unpaid dividends thereon for the period from the immediately preceding Dividend Payment Date to the day prior to the Exchange Date; provided that the corporation shall pay cash in lieu of issuing an Exchange Debenture in a principal amount of less than $1,000 and provided further that the Exchange Debentures will be issuable only in denominations of $1,000 and integral multiples thereof.

          (C) On or before the Exchange Date, each Holder shall surrender the certificate or certificates representing such shares of Series I Preferred Stock, in the manner and at the place designated in the Exchange Notice. The corporation shall cause the Exchange Debentures to be executed on the Exchange Date and, upon surrender in accordance with the Exchange Notice of the certificates for any shares of Series I Preferred Stock so exchanged (properly endorsed or assigned for transfer, if the Exchange Notice shall so state), such shares shall be exchanged by the corporation into Exchange Debentures as aforesaid. The corporation shall pay interest on the Exchange Debentures at the rate and on the dates specified therein from the Exchange Date.

          (D) If the Exchange Notice has been mailed as aforesaid, and if before the Exchange Date all Exchange Debentures necessary for such exchange shall have been duly executed by the corporation and delivered to the Trustee with irrevocable instructions to authenticate the Exchange Debentures necessary for such exchange, then the rights of the Holders as stockholders of the corporation shall cease (except the right to receive Exchange Debentures and accrued and unpaid dividends to the Exchange Date and the right of the Holders thereof to convert such shares as provided in Section IX hereof to and including the fifth Business Day preceding the Exchange Date), and the Person or Persons entitled to receive the Exchange Debentures issuable upon exchange shall be treated for all purposes as the registered Holder or Holders of such Exchange Debentures as of the date of exchange. Upon the exchange of the Series I Preferred Stock for Exchange Debentures, the rights of Holders as stockholders of the corporation shall cease (except the right to receive the Exchange Debentures and accrued and unpaid dividends), and the Person or Persons entitled to receive the Exchange Debentures issuable upon exchange shall be treated for all purposes as registered holder or holders of such Exchange Debentures as of the date of exchange.


IX.  Conversion.
     ----------

          (A) General Rights.  Each share of Series I Preferred Stock shall be
              --------------
convertible, at any time after January 8, 1996, at the option of the Holder thereof, (but if such share is called for redemption pursuant to Section VI or exchange pursuant to Section VIII, then only to and including but not after the close of business on the fifth Business Day preceding the date fixed for such redemption (except with respect to deemed conversions as provided for in Section VI(B)(vi)) or exchange, provided that no default by the corporation in the payment of the applicable Optional Redemption Price or in the exchange of such share, as the case may be, shall have occurred and be continuing on the date fixed for such redemption or exchange, as the case may be, in which case such right of conversion shall be reinstated), into that number of fully paid and non-assessable shares of Class A Common Stock of the corporation (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the Original Liquidation Preference of the shares of Series I Preferred Stock surrendered for conversion by the Conversion Price (as defined below) then in effect (such date of conversion, a "Conversion Date").

          The conversion price shall initially be $67.44 (the "Conversion
Price").

          In order to exercise the conversion privilege, a Holder shall surrender the certificate(s) representing such shares, accompanied by transfer instrument(s) satisfactory to the corporation and sufficient to transfer the Series I Preferred Stock being converted to the corporation free of any adverse interest, at any of the offices or agencies maintained for such purpose by the conversion agent designated by the corporation (the "Conversion Agent") and shall give written notice to the corporation that the Holder elects to convert such shares. The initial Conversion Agent shall be Harris Trust and Savings Bank, the transfer agent for the Series I Preferred Stock. Such notice shall also state the name(s), together with address(es), in which the certificate(s) for shares of Class A Common Stock shall be issued. As promptly as practicable after the surrender of such shares of Series I Preferred Stock as aforesaid, the corporation shall issue and deliver at the office of such Conversion Agent to such Holder, or on his written order, certificate(s) representing the number of full shares of Class A Common Stock issuable upon the conversion of such shares in accordance with the provisions hereof, and any fractional interest in respect of a share of Class A Common Stock arising upon such conversion shall be settled as provided for below. Certificates will be issued representing the balance of any remaining shares of Series I Preferred Stock in any case in which fewer than all of the shares of Series I Preferred Stock represented by a certificate are converted. Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which shares of Series I Preferred Stock shall have been surrendered and notice received by the corporation as aforesaid, and the Person(s) in whose name(s) any certificate(s) for shares of Class A Common Stock shall be issuable upon such conversion shall be deemed to have become the holder(s) of record of the Class A Common Stock represented thereby at such time, unless the stock transfer books of the corporation shall be closed on the date on which shares of Series I Preferred Stock are so surrendered for conversion, in which event such conversion shall be deemed to have been effected immediately prior to the close of business on the next succeeding day on which such stock transfer books are open, and such person(s) shall be deemed to have become such holder(s) of record of the Class A Common Stock at the close of business on such later day. In either circumstance, such conversion shall be at the Conversion Price in effect on the date upon which such share shall have been surrendered and such notice received by the corporation.

          The dividend payable on a share of Series I Preferred Stock on a Dividend Payment Date shall be payable to the Holder of record of such share at the close of business on the Dividend Record Date applicable thereto, notwithstanding the conversion of such share after such Dividend Record Date and prior to the opening of business on such Dividend Payment Date or the default by the corporation in the payment of the dividend due on such Dividend Payment Date. Except as provided in the next sentence, shares of Series I Preferred Stock surrendered for conversion during the period from the close of business on any Dividend Record Date to the opening of business on the Dividend Payment Date with respect to such dividend shall be accompanied by payment in immediately available funds or other funds acceptable to the corporation of an amount equal to the dividend payable on such Dividend Payment Date on the shares of Series I Preferred Stock being surrendered for conversion. The dividend with respect to a share of Series I Preferred Stock called for redemption on a Redemption Date during the period from the fifth business day after a Dividend Record Date to the fifth business day after the Dividend Payment Date shall be payable on such Dividend Payment Date to the Holder of record of such share on such Dividend Record Date notwithstanding the conversion of such share of Series I Preferred Stock after the close of business on such Dividend Record Date and prior to the opening of business on such Dividend Payment Date, and the Holder converting such share of Series I Preferred Stock need not include a payment of such dividend amount upon surrender of such share of Series I Preferred Stock for conversion. Except as provided in this paragraph, no payment or adjustment shall be made upon any conversion on account of any dividends accrued on shares of Series I Preferred Stock surrendered for conversion or on account of any dividends on the Class A Common Stock issued upon conversion.

          No fractional interest in a share of Class A Common Stock shall be issued by the corporation upon the conversion of any share(s) of Series I Preferred Stock. Any fractional interest in a share of Class A Common Stock resulting from conversion of any share(s) of Series I Preferred Stock shall be paid in cash (computed to the nearest cent) based on the Closing Price of the Class A Common Stock on the last Trading Day prior to the date on which such share or shares of Series I Preferred Stock are surrendered for conversion in the manner set forth above. If more than one certificate representing shares of Series I Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series I Preferred Stock represented by such certificates which are to be converted.

         The Conversion Price shall be adjusted from time to time as follows:

               (a) In case the corporation shall pay or make a dividend or other distribution on any class of capital stock of the corporation in Class A Common Stock, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction the numerator of which shall be the number of shares of Class A Common Stock outstanding at the close of business on the date fixed for such determination and the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this subsection (a), the number of shares of Class A Common Stock at any time outstanding shall not include shares held in the treasury of the corporation. The corporation will not pay any dividend or make any distribution on shares of Class A Common Stock held in the treasury of the corporation.

               (b) In case the corporation shall issue rights or warrants to all holders of its Class A Common Stock entitling them to subscribe for, purchase or acquire shares of

     Class A Common Stock at a price per share less than the current market price per share (determined as provided in subsection (f) below) of the Class A Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such Conversion Price by a fraction the numerator of which shall be the number of shares of Class A Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Class A Common Stock which the aggregate of the offering price of the total number of shares of Class A Common Stock so offered for subscription, purchase or acquisition would purchase at such current market price and the denominator of which shall be the number of shares of Class A Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Class A Common Stock so offered for subscription, purchase or acquisition, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this subsection (b), the number of shares of Class A Common Stock at any time outstanding shall not include shares held in the treasury of the corporation. The corporation will not issue any rights or warrants in respect of shares of Class A Common Stock held in the treasury of the corporation.

               (c) In case the outstanding shares of Class A Common Stock shall be subdivided into a greater number of shares of Class A Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case the outstanding shares of Class A Common Stock shall each be combined into a smaller number of shares of Class A Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

               (d) In case the corporation shall, by dividend or otherwise, distribute to all holders of its Class A Common Stock (i) evidences of its indebtedness and/or (ii) cash or other assets (excluding (x) any rights or warrants referred to in subsection (b) above, (y) any dividend or distribution referred to in subsection (a) above, and (z) cash dividends or distributions from earnings unless the sum of (1) all such cash dividends and distributions made within the preceding 12 months in respect of which no adjustment has been made and (2) any cash and the fair market value of other consideration paid in respect of any repurchases of Common Stock by the corporation or any of its subsidiaries within the preceding 12 months in respect of which no adjustment has been made, exceeds 20% of the corporation's market capitalization

     (being the product of the then current market price per share (determined as provided in subsection (f) below) of the Class A Common Stock times the aggregate number of shares of Class A Common Stock and Class B Common Stock then outstanding) on the record date for such distribution), then in each case, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of holders of Common Stock entitled to receive such distribution shall be adjusted by multiplying such Conversion Price by a fraction of which the numerator shall be the current market price per share (determined as provided in subsection (f) below) of the Class A Common Stock on such date of determination (or, if earlier, on the date on which the Class A Common Stock goes "ex-dividend" in respect of such distribution) less the then Fair Market Value as determined by the Board of Directors (whose determination shall be conclusive and shall be described in a statement filed with any Conversion Agent) of the portion of the other assets or evidences of indebtedness so distributed (and for which an adjustment to the Conversion Price has not previously been made pursuant to the terms of this Section IX) applicable to one share of Class A Common Stock, and the denominator shall be such current market price per share of the Class A Common Stock, such adjustment to become effective immediately after the opening of business on the day following such date of determination. The following transactions shall be excluded from the foregoing clauses (1) and (2): (i) any conversion of Class B Common Stock into Class A Common Stock, (ii) repurchases of Common Stock issued under the corporation's stock incentive programs, and (iii) dividends or distributions payable-in-kind in additional shares of, or warrants, rights, calls or options exercisable for or convertible into additional shares of, Junior Securities.

               (e) The reclassification or change of Class A Common Stock into securities including securities other than Class A Common Stock (other than any reclassification upon a consolidation or merger to which subsection (i) below applies) shall be deemed to involve (i) a distribution of such securities other than Class A Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of holders of Common Stock entitled to receive such distribution" within the meaning of subsection (d) above), and
     (ii) a subdivision or combination, as the case may be, of the number of shares of Class A Common Stock outstanding immediately prior to such reclassification into the number of shares of Class A Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of subsection (c) above).

               (f) For the purpose of any computation under subsection (b) or
     (d) above, the current market price per share of Class A Common Stock on any day shall be deemed to be the average of the Closing Prices of the Class A Common Stock for the 20 consecutive Trading Days selected by the Board of Directors commencing no more than 30 Trading Days before and ending no later than the day before the day in question; provided that, in the case of clause (d), if the period between the date of the public announcement of the dividend or distribution and the date for the determination of holders of Class A Common Stock entitled to receive such dividend or distribution (or, if earlier, the date on which the Class A Common Stock goes "ex-dividend" in respect of such dividend or distribution) shall be less than 20 Trading Days, the period shall be such lesser number of Trading Days but, in any event, not less than five Trading Days.

               (g) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% of such price; provided, however, that any adjustments which by reason of this clause (g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment and provided further that adjustments shall be required and made in accordance with the provisions of this Section IX (other than this clause (g)) not later than such time as may be required in order to preserve the tax free nature of a distribution to the holders of shares of Class A Common Stock. Anything in this clause
     (g) to the contrary notwithstanding, the corporation shall be entitled, at its option, to make such reductions in the Conversion Price, in addition to those required by this Section IX, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision or combination of shares, distribution of capital stock or rights or warrants to purchase stock or securities, or distribution of evidences of indebtedness or assets (other than cash dividends or distributions paid from earnings) or other event shall be a tax free distribution for federal income tax purposes. All calculations under this clause (g) shall be made to the nearest cent.

               (h) Whenever the Conversion Price is adjusted as herein provided, the corporation shall promptly mail a certificate of a firm of independent public accountants setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the manner of computing same, which certificate shall constitute conclusive evidence, absent manifest error, of the correctness of such adjustment. The certificate shall be mailed to each Holder at his last address as the same appears on the stock transfer books of the corporation and to the Conversion Agent.

               (i) In case of (i) any consolidation of the corporation with, or merger of the corporation into, any other entity, (ii) any merger of another entity into the corporation (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Class A Common Stock) or (iii) any sale or transfer of all or substantially all of the assets of the corporation, each Holder shall have the right thereafter to convert such share only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Class A Common Stock into which such share of Series I Preferred Stock might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Class A Common Stock is not an entity with which the corporation consolidated or into which the corporation merged or which merged into the corporation or to which such sale or transfer was made, as the case may be (a "constituent entity"), or an affiliate of a constituent entity and failed to exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Class A Common Stock held immediately prior to such consolidation, merger, sale or transfer by other than a constituent entity or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this subsection (i) the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). If necessary, appropriate adjustment shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Holders, to the end that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares. Any such adjustment shall be evidenced by a certificate of independent public accountants and a notice of such adjustment filed and mailed in the manner set forth in subsection (h) above and containing the information set forth in such subsection (h), and any adjustment so certified, shall for all purposes hereof conclusively be deemed to be an appropriate adjustment, absent manifest error. The above provisions shall similarly apply to successive consolidations, mergers, sales or transfers.

          For purposes of this Section IX, "Class A Common Stock" includes any stock of any class of the corporation (other than Class B Common Stock) which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the corporation and which is not subject to redemption by the corporation. However, subject to the provisions of subsection (i) above, shares issuable on conversion of shares of Series I Preferred Stock shall include only shares of the class designated as Common Stock of the corporation on the date of the initial issuance of Series I Preferred Stock by the corporation, or shares of any class or classes resulting from any reclassification thereof and which have no preferences in respect of dividends or amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the corporation and which are not subject to redemption by the corporation; provided that, if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

               In case:

               (i) the corporation shall take any action that would result in an adjustment to the Conversion Price; or

               (ii) of any consolidation, merger or share exchange to which the corporation is a party and for which approval of any stockholders of the corporation is required, or of the sale or transfer of all or substantially all of the assets of the corporation; or

               (iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the corporation;

then the corporation shall cause to be filed with any Conversion Agent and shall cause to be mailed to each Holder at its last address as the same appears on the books of the corporation, at least 15 days prior to the applicable record or effective date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such actions, or, if the record is not to be taken, the date as of which the holders of Class A Common Stock of record are to be determined, or (B) the date on which such consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Class A Common Stock of record shall be entitled to exchange their shares of Class A Common Stock for securities, cash or other property deliverable upon such consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding-up. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings described in clauses
(i) through (iii) above.

          The corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Class A Common Stock on conversion of shares of Series I Preferred Stock pursuant hereto; provided, however, that the corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Class A Common Stock in a name other than that of the Holder of the shares of Series I Preferred Stock to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue or delivery has paid to the corporation the amount of any such tax or has established, to the satisfaction of the corporation, that such tax has been paid.

          The corporation covenants that all shares of Class A Common Stock which may be issued upon conversions of shares of Series I Preferred Stock will, upon issue, be duly and validly issued, fully paid and non-assessable, free of all liens and charges and not subject to any preemptive rights.

          The corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Class A Common Stock, for the purpose of effecting conversions of shares of Series I Preferred Stock, the full number of shares of Class A Common Stock deliverable upon the conversion of all outstanding shares of Series I Preferred Stock not theretofore converted.

          (B) Special Conversion Rights upon Change of Control.  (1)  Upon the
              ------------------------------------------------
occurrence of a Change of Control, each Holder shall have the right, at the Holder's option, during the Special Conversion Exercise Period to convert all, but not less than all, of such Holder's Series I Preferred Stock into Class A Common Stock at an adjusted Conversion Price per share equal to the Special Conversion Price. The corporation may, at its option, in lieu of providing Class A Common Stock upon any such conversion, provide the Holder, out of funds legally available therefor, with cash equal to the Market Value of the Class A Common Stock multiplied by the number of shares of Class A Common Stock into which such shares of Series I Preferred Stock would have been convertible immediately prior to such Change of Control at an adjusted Conversion Price equal to the Special Conversion Price. Series I Preferred Stock which becomes convertible pursuant to a special conversion right shall, unless so converted, remain convertible into Class A Common Stock as provided pursuant to Section IX(A). If a Change of Control involves a consolidation, merger or sale of assets of the corporation, the Holders exercising their conversion rights will be entitled to receive the same consideration as would be received by a holder of the number of shares of Class A Common Stock into which their shares of Series I Preferred Stock would have been converted pursuant to their special conversion rights.

          (2) Upon the occurrence of a Change of Control, within 30 days after such occurrence, the corporation shall mail to each Holder a notice of such occurrence (the "Special Conversion Notice") setting forth the following:

               (i) the event constituting the Change of Control, together with such other information as may be required pursuant to the securities laws;

               (ii) the Special Conversion Exercise Period and the Special Conversion Termination Date;

               (iii)  the Special Conversion Price;

               (iv) the Conversion Price then in effect and the continuing conversion rights, if any, under Section IX(A);

               (v) the name and address of the paying agent and Conversion
     Agent;

               (vi) that the Holders who want to convert shares of Series I Preferred Stock at the Special Conversion Price must exercise such conversion right during the Special Conversion Exercise Period;

               (vii) that exercise of such special conversion right shall be irrevocable except that Holders shall have the right to withdraw their election to exercise the special conversion right at any time prior to the close of business on the Special Conversion Termination Date by providing written, telegraphic or facsimile transmission notice of withdrawal to the Conversion Agent, which notice, to be effective, must be received by the Conversion Agent prior to the close of business on the Special Conversion Termination Date;

               (viii) that no dividends on shares of Series I Preferred Stock (or portions thereof) tendered for conversion (and not withdrawn) shall accrue from and after the Special Conversion Termination Date; and

               (ix) that the corporation (or a successor entity, if applicable) may, at its option, elect to pay cash (specifying the amount thereof per share) for all shares of Series I Preferred Stock tendered for conversion.

          (3) A Holder must exercise the special conversion right during the Special Conversion Exercise Period or such special conversion right shall expire. Such right must be exercised in accordance with Section IX(A) to the extent the procedures in Section IX(A) are consistent with the special provisions of Section IX(B)(2) and this Section IX(B)(3). Exercise of such conversion right shall, except as provided above, be irrevocable, and dividends on Series I Preferred Stock tendered for conversion shall cease to accrue from and after the Special Conversion Termination Date. The conversion date with respect to the exercise of a special conversion right arising upon a Change of Control shall be the Special Conversion Termination Date.


X.   Merger, Consolidation and Sale of Assets.
     ----------------------------------------

          Without the affirmative vote or consent of the Holders of a majority of the issued and outstanding shares of Series I Preferred Stock, the corporation may not consolidate or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets to, any Person unless: (a) the entity formed by such consolidation or merger (if other than the corporation) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made (the "resulting entity") shall be a corporation organized or existing under the laws of the United States or any state thereof or the District of Columbia; (b) the Series I Preferred Stock shall remain unchanged or be converted into or exchanged for and shall become shares of such resulting entity, having in respect of such resulting entity the same (or more favorable) powers, preferences and relative participating, optional or other special rights, and the same (or more favorable) qualifications, limitations or restrictions thereon, than the Series I Preferred Stock had immediately prior to such transaction (provided that (i) if, in accordance with the provisions hereof, the Series I Preferred Stock shall become convertible into a different amount or type of securities, cash or other property, such change shall not be deemed to be a change in the powers, preferences and relative participating, optional or other special rights of the Series I Preferred Stock and (ii) the fact that the resulting entity has authorized or outstanding any securities other than Senior Stock, shall not be deemed to be a change in the powers, preferences and relative participating, optional or other special rights of the Series I Preferred Stock for purposes of this Section X); and (c) immediately after giving effect to such transaction, no Voting Rights Triggering Event shall have occurred and be continuing; provided, however, that the foregoing provisions of this Section X shall not be applicable to a transaction or event that constitutes a Change of Control.


XI.  Covenant to Report.
     ------------------

          Notwithstanding that the corporation may not be subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act, the corporation will file with the SEC and provide the Transfer Agent and the holders of the Series I Preferred Stock with all information, documents and reports specified in Section 13 and Section 15(d) of the Exchange Act.


XII. Mutilated or Missing Series I Preferred Stock Certificates.
     ----------------------------------------------------------

          If any of the Series I Preferred Stock certificates shall be mutilated, lost, stolen or destroyed, the corporation shall issue, in exchange and in substitution for and upon cancellation of the mutilated Series I Preferred Stock certificate, or in lieu of and substitution for the Series I Preferred Stock certificate lost, stolen or destroyed, a new Series I Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Series I Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Series I Preferred Stock certificate and indemnity, if requested, satisfactory to the corporation and the Transfer Agent (if other than the corporation).

XIII.  Reissuance; Preemptive Rights.
       -----------------------------

          (i) Shares of Series I Preferred Stock that have been issued and reacquired in any manner, including shares purchased or redeemed or exchanged, shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of preferred stock undesignated as to series and may be redesignated and reissued as part of any series of Additional Preferred Stock other than the Series I Preferred Stock.

          (ii) No shares of Series I Preferred Stock shall have any rights of preemption whatsoever as to any securities of the corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities or such warrants, rights or options may be designated, issued or granted.


XIV.   Business Day.
       ------------

          If any payment or redemption shall be required by the terms hereof to be made on a day that is not a Business Day, such payment, redemption or exchange shall be made on the immediately succeeding Business Day and no further dividends shall accumulate after the day payment was required.


XV.  Headings of Subdivisions.
     ------------------------

          The headings of various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.


XVI.  Severability of Provisions.
      --------------------------

          If any right, preference or limitation of the Series I Preferred Stock set forth in these resolutions and the Certificate of Designations filed pursuant hereto (as such Certificate of Designations may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule or law or public policy, all other rights, preferences and limitations set forth in such Certificate of Designations, as amended, which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

XVII.  Notice to the Corporation.
       -------------------------

          All notices and other communications required or permitted to be given to the corporation hereunder shall be made by first-class mail, postage prepaid, to the corporation at its principal executive offices (currently located on the date of the adoption of these resolutions at the following address: Cablevision Systems Corporation, One Media Crossways, Woodbury, New York 11797, Attention:
General Counsel). Minor imperfections in any such notice shall not affect the validity thereof.

XVIII.  Limitations.
        -----------

          Except as may otherwise be required by law, the shares of Series I Preferred Stock shall not have any powers, preferences or relative, participating, optional or other special rights other than those specifically set forth in this resolution (as such resolution may be amended from time to time) or otherwise in the Certificate of Incorporation of the corporation.

                    IN WITNESS WHEREOF, this Certificate has been signed on this ____ day of November, 1995.


                                        CABLEVISION SYSTEMS CORPORATION


                                        By:_____________________________________
                                            Name:
                                            Title:

Attested by:


------------------